FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Years Ended December 31, 2022 and 2021

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Financial Statements

Years Ended December 31, 2022 and 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Transamerica Life Insurance Co Separate Account VL

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Life Insurance Co Separate Account VL indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Transamerica Life Insurance Co Separate Account VL as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

EQ/Moderate Allocation	TA BlackRock Government Money Market Initial Class
Multimanager Aggressive Equity	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Transamerica Life Insurance Co Separate Account VL based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Transamerica Life Insurance Co Separate Account VL in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodian, the transfer agent or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2023

We have served as the auditor of one or more of the subaccounts of Transamerica Life Insurance Co Separate Account VL since 2014.

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Statements of Assets and Liabilities

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
EQ/Moderate Allocation	70,332.460	$965,616	$780,263	$(2,509)	$777,754	1,520	$504.530781	$592.303494
Multimanager Aggressive Equity	23,176.276	1,375,461	1,147,319	(3,055)	1,144,264	1,150	987.399885	1180.017533
TA BlackRock Government Money Market Initial Class	107,780.340	107,780	107,780	(111)	107,669	603	174.160930	210.413128
TA WMC US Growth Initial Class	168,756.155	5,082,297	4,377,535	(4,319)	4,373,216	2,437	1716.348421	2406.583797

See accompanying notes.	2

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2022 and 2021

	EQ/Moderate Allocation Subaccount	Multimanager Aggressive Equity Subaccount	TA BlackRock Government Money Market Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount

Net Assets as of December 31, 2020:	$928,995	$1,685,917	$115,922	$6,454,086

Investment Income:
Reinvested Dividends	24,868	-	4	5,152
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,499	16,004	1,017	58,976

Net Investment Income (Loss)	16,369	(16,004)	(1,013)	(53,824)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	55,959	311,479	-	952,257
Realized Gain (Loss) on Investments	8,702	169,399	-	463,941

Net Realized Capital Gains (Losses) on Investments	64,661	480,878	-	1,416,198
Net Change in Unrealized Appreciation (Depreciation)	(12,549)	(143,809)	-	(163,496)

Net Gain (Loss) on Investment	52,112	337,069	-	1,252,702

Net Increase (Decrease) in Net Assets Resulting from Operations	68,481	321,065	(1,013)	1,198,878

Increase (Decrease) in Net Assets from Contract Transactions	(31,267)	(188,622)	(3,820)	(751,392)

Total Increase (Decrease) in Net Assets	37,214	132,443	(4,833)	447,486

Net Assets as of December 31, 2021:	$966,209	$1,818,360	$111,089	$6,901,572

Investment Income:
Reinvested Dividends	169	634	1,514	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,380	12,080	970	46,466

Net Investment Income (Loss)	(7,211)	(11,446)	544	(46,466)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	73,566	170,112	-	886,273
Realized Gain (Loss) on Investments	(6,417)	67,115	-	41,186

Net Realized Capital Gains (Losses) on Investments	67,149	237,227	-	927,459
Net Change in Unrealized Appreciation (Depreciation)	(215,713)	(807,317)	-	(3,055,759)

Net Gain (Loss) on Investment	(148,564)	(570,090)	-	(2,128,300)

Net Increase (Decrease) in Net Assets Resulting from Operations	(155,775)	(581,536)	544	(2,174,766)

Increase (Decrease) in Net Assets from Contract Transactions	(32,680)	(92,560)	(3,964)	(353,590)

Total Increase (Decrease) in Net Assets	(188,455)	(674,096)	(3,420)	(2,528,356)

Net Assets as of December 31, 2022:	$777,754	$1,144,264	$107,669	$4,373,216

See Accompanying Notes.
(1) See Footnote 1	3

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

1. Organization

Transamerica Life Insurance Co Separate Account VL (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TransEquity I and TransEquity II.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
EQ Premier VIP Trust	EQ Premier VIP Trust
EQ/Moderate Allocation	EQ/Moderate Allocation Portfolio
Multimanager Aggressive Equity	Multimanager Aggressive Equity Portfolio
Transamerica Series Trust	Transamerica Series Trust
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2022.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Subaccount	Purchases	Sales

EQ/Moderate Allocation	$89,485	$56,299

Multimanager Aggressive Equity	185,250	120,338

TA BlackRock Government Money Market Initial Class	6,666	9,992

TA WMC US Growth Initial Class	1,047,748	564,157

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

EQ/Moderate Allocation	55	(115)	(60)	106	(160)	(54)

Multimanager Aggressive Equity	5	(83)	(78)	32	(164)	(132)

TA BlackRock Government Money Market Initial Class	21	(44)	(23)	32	(54)	(22)

TA WMC US Growth Initial Class	21	(206)	(185)	48	(368)	(320)

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2022			Year Ended December 31, 2021
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
EQ/Moderate Allocation	$29,521	$(62,201)	$(32,680)	$66,871	$(98,138)	$(31,267)

Multimanager Aggressive Equity	5,311	(97,871)	(92,560)	43,897	(232,519)	(188,622)
TA BlackRock Government Money Market Initial Class	3,889	(7,853)	(3,964)	5,839	(9,659)	(3,820)

TA WMC US Growth Initial Class	47,409	(400,999)	(353,590)	121,136	(872,528)	(751,392)

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
EQ/Moderate Allocation
12/31/2022	1,520	$592.30	to	$504.53	$777,754	0.02%	0.80%	to	0.90%	(16.14	) %	to	(16.22	) %
12/31/2021	1,580	706.32	to	602.23	966,209	2.60	0.80	to	0.90	7.55		to	7.45
12/31/2020	1,634	656.73	to	560.50	928,995	2.20	0.80	to	0.90	10.37		to	10.26
12/31/2019	1,700	595.02	to	508.32	878,169	1.62	0.80	to	0.90	14.61		to	14.50
12/31/2018	1,771	519.16	to	443.94	799,504	3.69	0.80	to	0.90	(5.53)		to	(5.63)
Multimanager Aggressive Equity
12/31/2022	1,150	1,180.02	to	987.40	1,144,264	0.05	0.80	to	0.90	(32.71)		to	(32.77)
12/31/2021	1,228	1,753.59	to	1,468.77	1,818,360	-	0.80	to	0.90	19.54		to	19.42
12/31/2020	1,360	1,466.96	to	1,229.89	1,685,917	-	0.80	to	0.90	37.71		to	37.58
12/31/2019	1,439	1,065.27	to	893.98	1,295,967	0.77	0.80	to	0.90	32.28		to	32.15
12/31/2018	1,514	805.29	to	676.46	1,032,154	0.13	0.80	to	0.90	(1.01)		to	(1.11)
TA BlackRock Government Money Market Initial Class
12/31/2022	603	210.41	to	174.16	107,669	1.38	0.80	to	0.90	0.00		to	0.50
12/31/2021	626	210.41	to	173.30	111,089	-	0.80	to	0.90	(0.79)		to	(0.89)
12/31/2020	648	212.10	to	174.86	115,922	-	0.80	to	0.90	(0.51)		to	(0.61)
12/31/2019	266	213.19	to	175.94	49,417	2.00	0.80	to	0.90	1.16		to	1.06
12/31/2018	315	210.74	to	174.09	57,669	2.00	0.80	to	0.90	0.99		to	0.89
TA WMC US Growth Initial Class
12/31/2022	2,437	2,406.58	to	1,716.35	4,373,216	-	0.80	to	0.90	(31.89)		to	(31.96)
12/31/2021	2,622	3,533.55	to	2,522.61	6,901,572	0.08	0.80	to	0.90	19.70		to	19.58
12/31/2020	2,942	2,951.90	to	2,109.48	6,454,086	0.11	0.80	to	0.90	36.20		to	36.07
12/31/2019	3,041	2,167.27	to	1,550.31	4,898,542	0.13	0.80	to	0.90	38.93		to	38.79
12/31/2018	3,194	1,559.97	to	1,117.01	3,708,446	0.48	0.80	to	0.90	(0.59)		to	(0.69)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

6. Administrative and Mortality and Expense Risk Charges

TLIC assumes mortality and expense risk related to the operations of the Separate Account. TLIC deducts a daily charge from the Separate Account, which is equal, on an annual basis, to 0.80% for Group A and 0.90% for Group B of the value of the respective Group’s assets in the Separate Account. This rate can never increase and is paid to TLIC. Certain amounts are deducted from the policy gross value as of the policy date and each month thereafter. The policy gross value is the amounts in the portfolios, amounts in the guaranteed interest account, and any amounts securing a loan under the Policies. The deductions from the policy gross value are monthly expense, mortality, and additional benefit deductions. The amounts of such deductions vary pursuant to the terms of the Policies. Additionally, administrative charges of varying amounts are deducted from the policy gross value under certain circumstances.

A surrender charge may be applied to the amount of the policy gross value withdrawn during the first 15 policy years to recover some of the expenses of distributing policies. It is a contingent charge because it is charged only if the policy is surrendered or lapsed, or the face amount is decreased. The amount of the charge varies and is dependent upon the amount of insurance, the annual premium, and the number of years the policy is in force. There is no surrender charge after the fifteenth policy year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

Transamerica Life Insurance Company

Transamerica Life Insurance Co Separate Account VL

Notes to Financial Statements

December 31, 2022

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of Aegon N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.